U.S. Securities and Exchange Commission
	         Washington, D.C. 20549


                        FORM 8-K

                      Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006


        	DIGITAL POWER CORPORATION
                -------------------------
(Exact name of small business issuer as specified in its charter)


  California              1-12711                94-1721931
  ----------             --------                ----------
(State or other        (Commission File No.)   (IRS Employer
jurisdiction of                               Identification No.)
incorporation or organization)


  	    41920 Christy Street, Fremont, CA 94538-3158
            --------------------------------------------
	       (Address of principal executive offices)

                	(510) 657-2635
                        --------------
        	(Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=======================================================================

Section 2 - Financial Information
---------------------------------

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Digital Power Corporation announced its results for the first quarter ended March 31, 2006, on the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit No.      Exhibit Description
     -----------      ------------------------------------------------
         99           Press release dated May 15, 2006, titled
                      "Digital Power Reports Financial Results for the
		      First Quarter Ended March 31, 2006"


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIGITAL POWER CORPORATION,
                                             a California Corporation


Dated:   May 15, 2006                           /s/ Leo Yen
                                          ---------------------------
                                                Leo Yen,
                                                Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      	Exhibit Description
-----------      	-------------------------------------------------
  99           		Press release dated May 15, 2006, titled
              	        "Digital Power Reports Financial Results for the
		         First Quarter Ended March 31, 2006"